MFS(R) VARIABLE INSURANCE TRUST:

                           MFS EMERGING GROWTH SERIES
                        MFS INVESTORS GROWTH STOCK SERIES

                      Supplement to the Current Prospectus

Effective October 31, 2003, the Portfolio Manager sections of the prospectus are hereby restated as follows:

MFS Emerging Growth Series

     This series is managed by a team of portfolio managers comprised of Dale A. Dutile and David Sette-Ducati, each an MFS Senior Vice President, and Eric
     B. Fischman, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Dutile and Mr. Sette-Ducati - January 2001 and Mr. Fischman - April 2002, and they have been employed in the MFS investment management area since: Mr. Dutile - 1994, Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.

Members of the team may change from time to time, and a current list of team members is available by contacting MFS.

MFS Investors Growth Stock Series

     This series is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each an MFS Senior Vice President, and Gregory
     Locraft, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Pesek - since inception 1999, Mr. Ali and Mr. Locraft - each effective October 31, 2003, and each has been employed in the MFS investment management area since: Mr. Pesek - 1994, Mr. Ali - 1993 and Mr. Locraft - 1998.

Members of the team may change from time to time, and a current list of team members is available by contacting MFS.



                The date of this Supplement is November 19, 2003.